Accrued Expenses - Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities and Other Liabilities [Abstract]
Employee compensation and benefits		$ 725	$ 528
Clinical development expenses		225	186
Professional fees		126	165
Research and development costs		20	118
Other		10	5
Total accrued expenses	$ 1,256	$ 1,106	$ 1,002